Exhibit 10.16(b)

CONFIDENTIAL

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PURCHASE ORDER Purchase Order No: 2054 Date: 04/23/2014

VENDOR: Medpace, Inc. 5375 Medpace Way Cincinnati, OH45227 United States T: F: Email:	SHIP TO: Coherus Bioscience, Inc. ATTN: Barbara Finck 201 Redwood Shores Parkway, Suite 200 Redwood City, CA 94065 T: 650-649-3530 E: bfinck@coherus.com

REQUISITIONER	SHIP BY	SHIPPED VIA	F.O.B. POINT	TERMS
Barbara Finck		Best Method	Destination	Net 30

QTY	UNIT	DESCRIPTION	UNIT PRICE	TOTAL
[***]	Each	Per Amendment #1 to Task Order #13. Pass Through Costs.	[***]	[***]

			TOTAL	[***]

Please reference PO number on all invoices, shipping documents and related correspondence. Thank you!

BILL TO:    COHERUS BIOSCIENCES, INC.

  ATTN: Accounts Payable

  201 Redwood Shores Parkway, #200

  Redwood City, CA 94056 – USA

  T: 650-649-3530 F: 866-491-7350

/s/ J. M. Clark 4/23/14
Authorized by Date

AMENDMENT #1 TO TASK ORDER #13

COHERUS Project Number. CHS-0214-02

MEDPACE Project Number: ETA302

This Amendment #1 (“Amendment #1”) to Task Order #13 effective as of October 18, 2013 (“Task Order”), is by and between Coherus Biosciences, Inc., a Delaware corporation with its principal place of business at 201 Redwood Shores Parkway, Suite 200, Redwood City, CA 94065 (“Sponsor”), and Medpace, Inc., with its principal place of business at 5375 Medpace Way, Cincinnati, Ohio 45227 (“Medpace”). This Amendment #1 shall be effective April 23, 2014.

WITNESSETH:

WHEREAS, the Parties have entered into Task Order pursuant and subject to the terms of the Master Service Agreement dated January 23, 2012, (the “Master Service Agreement”); and

WHEREAS, the Parties desire to amend Task Order in connection with A Phase 3, Double-Blind, Randomized, Parallel-Group, Active-Control Study to Compare the Efficacy and Safety of CHS-0214 Versus Enbrel® in Subjects With Rheumatoid Arthritis and Inadequate Response to Treatment with Methotrexate (METEOR) to add Medpace Reference Laboratories (“MRL”) Services and Fees, which includes [***] vendor services.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows to the revised Scope of Work.

1.	Appendix A: Scope of Work, attached to Task Order #13 is hereby amended to include MRL and [***] start-up services included in Appendix F attached to this Amendment #1.

2.	Appendix B: Services, Budget, attached to Task Order #13 is hereby amended to include MRL and [***] fees included in Appendix F attached to this Amendment #1.

3.	As a result of the increase in the Budget, Appendix C: Payment Schedule, attached to Task Order #13 is hereby amended to increase the [***] upfront payment of Pass-through Costs by [***], which increase is due upon execution of this Amendment #1.

4.	Sponsor Obligations transferred to Medpace by Sponsor (consistent with the regulations set forth in 21 C.F.R. Section 312, Subpart D) are identified in Appendix E attached to this Amendment #1.

The total amount payable by Sponsor to Medpace under this Amendment #1 for Medpace Direct Fees, Pass-through Expenses, and Pre-funded Expenses shall not exceed the amount of

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] without prior written consent of both parties. The total value of the Task Order and all subsequent amendments is now [***].

	Direct Fees	Pass Through Costs	Pre-funded Expenses	TOTAL
Task Order #13	[***]	[***]	[***]	[***]
Amendment #1	[***]	[***]	[***]	[***]
TOTAL	[***]	[***]	[***]	[***]

All other provisions of the Agreement and Task Order shall remain unchanged and in effect.

IN WITNESS WHEREOF, the Parties have hereunto signed this Amendment #1 to Task Order in their official capacities which shall be effective on the day and year listed above.

MEDPACE, INC.

Signature:	/s/ John Wynne

By:	John Wynne
(Print Name)
Title:	Vice President
Commercial Operations

COHERUS BIOSCIENCES, INC.

Signature:	/s/ Dennis M. Lanfear

By:	Dennis M. Lanfear
(Print Name)
Title:	President & CEO 4/23/14

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX E: TRANSFER OF OBLIGATIONS

CONFIDENTIAL

Directions: Complete the form below for Sponsor obligations that have been transferred in accordance with 21 CFR Part 312, Subpart D (Responsibilities of Sponsors). Forward the completed form to Sponsor’s Regulatory Affairs Department for submission to the applicable regulatory agencies.

Drug:	CHS-0214 Versus Enbrel®	Study ID:	CHS-0214-02

Study Title:	A Phase 3, Double-Blind, Randomized, Parallel-Group, Active-Control Study to Compare the Efficacy and Safety of CHS-0214 Versus Enbrel® in Subjects With Rheumatoid Arthritis and Inadequate Response to Treatment with Methotrexate (METEOR)

CRO Name:	Medpace

CRO Address:	5375 Medpace Way, Cincinnati, Ohio 45227

OBLIGATIONS TRANSFERRED TO MEDPACE: ☒ THE APPROPRIATE BOX(ES).

☐ All obligations in 21 CFR 312, Subpart D (Responsibilities of Sponsors) have been transferred to Medpace.

☒ The following obligations have been transferred to Medpace:

Sec. 312.32: IND Safety Reports

☐	Promptly review safety information.

☒	Notify all participating investigators in a written IND safety report of any AE associated with the drug that is both serious and unexpected.

☐	Notify the FDA in a written IND safety report of any AE associated with the drug that is both serious and unexpected.

Sec. 312.53: Selecting investigators and monitors

☒	(a) Select qualified investigators

☒	(b) Control investigational drug shipment

☒	(c) Obtain information from investigators

☒	(1) Signed Form FDA-1572

☒	(2) CV or other qualification statement

☒	(3) Clinical protocol outline

☒	(4) Financial disclosure information

☒	(d) Select qualified monitors

Sec. 312.54: Emergency research

☐	(a) Monitor the progress of all studies involving an exception from informed consent.

☒	(b) Monitor such studies to identify when an

Sec. 312.57: Record keeping and record retention

☒	(a) Maintain adequate records showing investigational drug receipt, shipment, or other disposition.

☒	(b) Maintain complete and accurate records showing any financial interests of the investigator subject to 21 CFR 54.

☒	(c) Retain the records and reports required by the regulations for 2 years after the marketing application is approved, or if not approved, until 2 years after investigational drug shipment is discontinued and FDA has been notified.

☐	(d) Retain reserve samples of any test article and reference standard identified and used in bioequivalence or bioavailability studies.

Sec. 312.58: Inspection of Sponsor’s records and reports

☒	(a) Permit FDA personnel to have access to and copy and verify any records and reports related to the clinical

IRB determines that it can’t approve the research.

Sec. 312.55: Informing investigators

☒	(a) Provide sites with the current Inv. Brochure.

☒	(b) Inform investigators of new observations on the drug, particularly with respect to AEs and safe use.

Sec. 312.56: Review of ongoing investigations

☐	(a) Monitor the progress of all IND studies.

☒	(b) Secure compliance from noncompliant investigators or discontinue drug shipments and end the investigator’s participation in the study.

☒	(c) Review and evaluate the safety and efficacy results as it is obtained from the investigator.

☒	(d) Discontinue use of the investigational drug if it is determined to present an unreasonable and significant risk to subjects, notify all IRBs and investigators, and assure the return or alternate disposition of the drug from the investigators.
investigation.

☒	(b) Permit DEA personnel to have access to and copy records related to the shipment, delivery, receipt and disposition of any investigational controlled substance. Assure adequate storage precautions are taken for investigational new drug substances listed in any schedule of the Controlled Substances Act.

Sec. 312.59: Disposition of unused supply of investigational drug

☒	Assure the return (or alternate disposition) of all unused supplies of the investigational drug from each discontinued/terminated investigator; maintain written records of any disposition of the investigational drug.

Other

☐	Please describe any other applicable transfers below:

APPENDIX F: MRL AND [***] Services and Budget

Sponsor: Coherus Biosciences                                              22-Apr-14

Protocol: CHS-0214-02 Start-up

[***]		[***]
	[***]	[***]
	[***]	[***]

Total Medpace Reference Laboratories Fees		[***]

Medpace Laboratory

Sponsor: Coherus Biosciences Protocol: CHS-0214-02 Start-up [***]

Number of Analyses Per Visit

		Unit Cost	Screening W-4	Total Number of Units	Cost	Subtotal
Laboratory Tests						[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]

Laboratory Support Services						[***]

[***]
	[***]	[***]		[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]		[***]	[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]
	[***]	[***]		[***]	[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

	[***]	[***]		[***]	[***]
[***]
	[***]	[***]	[***]	[***]	[***]
	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]

Total Medpace Reference Laboratory Fees						[***]

Medpace Reference Laboratories Pass Through Estimate

Sponsor: Coherus Biosciences

Protocol: CHS-0214-02 Start-up

		Total Cost	Subtotal
Pass Through Estimates			[***]
[***]
	[***]	[***]
	[***]	[***]

Total Estimated Medpace Reference Laboratory Pass-Through Fees			[***]

Transportation Costs

Country	Sites	Number Screened	Number Ambient/Refrigerate Shipments	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total	[***]	[***]	[***]		[***]		[***]		[***]		[***]

					[***]		[***]		[***]		[***]	[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

[***]	[***]
[***]	[***]

Date, Version: [***] Prepared by [***]: [***] Prepared for [***]: [***] Client & Protocol: Medpace – CHS-0214-02 Phase: III [***]: [***] [***]: [***] [***]: [***] [***]: [***] [***]: [***]	Unit Price [***]	[***]	[***]	[***]	[***]	Total [***]
[***]: [***]			[***]	[***]	[***]

[***]: [***]			[***]	[***]	[***]

[***]: [***]			[***]	[***]	[***]

[***]: [***]			[***]	[***]	[***]

[***]
[***]			[***]	[***]	[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]			[***]	[***]	[***]	[***]
[***]
[***]
[***]
[***]	[***]	[***]				[***]
[***]	[***]	[***]				[***]
[***]	[***]	[***]				[***]
[***]	[***]	[***]				[***]
[***]	[***]	[***]				[***]
[***]	[***]	[***]				[***]
[***]	[***]	[***]				[***]
[***]						[***]
[***]
[***]						[***]

[***]			[***]	[***]	[***]	[***]

Total [***]						[***]

* [***].

Notes:

1	[***].

2	[***].

3	[***].

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4	[***].

5	[***].

6	[***].

7	[***].

8	[***].

9	[***].

10	[***].

11	[***].

ASSUMPTIONS:

1	[***]

2	[***].

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Estimated Budget

CONFIDENTIAL

[***]: [***]

[***]	[***]

[***]	[***]

[***]: [***] Date, Version: [***] Client & Protocol: Medpace – CHS-0214-02 [***]: [***] [***]: [***] [***]: [***] [***]: [***]	Unit Price [***]	[***]	[***]	[***]	[***]	Total [***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]						[***]
[***]
[***]	[***]					[***]
[***]	[***]					[***]
[***]						[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]				[***]	[***]
[***]						[***]

Total [***]						[***]

[***] Notes:

1	[***]

Additional [***] Clinical Trials Services

[***]		[***]
[***]	[***]

[***]	[***]

[***]	[***]

[***]	Unit Price [***]	[***]	[***]	[***]	[***]	Total [***]
[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]		[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Total [***]	[***]

[***] Notes:

[***] Estimated Budget

CONFIDENTIAL

[***]: [***]

[***]	[***]

[***]	[***]

[***] Date, Version: [***] Client & Protocol: Medpace – CHS-0214-02 [***]: [***] [***]: [***] [***]: [***] [***]: [***]	Unit Price [***]	Unit Price [***]	[***]	[***]	[***]	[***]	Total [***]
[***]
[***]	[***]	[***]				[***]	[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]							[***]
[***]
[***]							[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]							[***]

Total [***]							[***]

[***] Notes:

1	[***]

Additional [***] Clinical Trials Services

[***]		[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]	Unit Price [***]	Unit Price [***]	[***]	[***]	[***]	[***]	Total [***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]		[***]		[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]		[***]

Total [***]							[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***] Estimated Budget

CONFIDENTIAL

[***]: [***]

[***]	[***]
[***]	[***]
[***] Date, Version: [***] Client & Protocol: Medpace – CHS-0214-02 [***]: [***] [***]: [***] [***]: [***] [***]: [***]	Unit Price [***]	Unit Price [***]	[***]	[***]	[***]	[***]	Total [***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]							[***]
[***]
[***]							[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]							[***]

Total [***]							[***]

[***] Notes:

1	[***]

Additional [***] Clinical Trials Services

[***]		[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]	Unit Price	Unit Price [***]	[***]	[***]	[***]	[***]	Total [***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]
[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Total [***]								[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL

[***]

I [***]		[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

II [***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

III [***]
[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.